SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 30, 2002

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)


    Delaware                     333-92140                   74-2440850
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(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)               Identification No.)
 incorporation)

         745 7th Avenue, 7th Floor
            New York, New York                                     10019
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 (Address of principal executive offices)                        Zip Code



          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
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          Former name and former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-92140 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $550,566,100 in aggregate principal amount Class 1-A, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-27A on December 30, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated October 28, 2002, as supplemented by the Prospectus Supplement, dated December 23, 2002 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of December 1, 2002, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of five pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $554,731,458.55 as of December 1, 2002. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7. FINANCIAL STATEMENTS; PRO FORMA INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          1.1 Terms Agreement, dated December 23, 2002, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

          4.1 Trust Agreement, dated as of December 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and JPMorgan Chase Bank, as Trustee.

          99.1 Mortgage Loan Sale and Assignment Agreement, dated as of December 1, 2002, between Lehman Brothers Bank, FSB, as Seller and Structured Asset Securities Corporation, as Purchaser.

          99.2 Mortgage Loan Sale and Assignment Agreement, dated as of December 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

          99.3 Servicing Agreement, dated as of December 1, 2002, among Lehman Brothers Bank, FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

          99.4 Reconstituted Servicing Agreement, dated as of December 1, 2002, among Cendant Mortgage Corporation and Lehman Brothers Bank, FSB

          99.5 Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of February 1, 2002, among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED ASSET SECURITIES CORPORATION


                                        By:        /s/ Michael C. Hitzmann
                                                --------------------------------
                                        Name:   Michael C. Hitzmann
                                        Title:  Vice President

Date:  January 14, 2003

                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION                                        PAGE NO.
-----------                         -----------                                        --------

1.1          Terms Agreement, dated December 23, 2002, between Structured Asset
             Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

4.1          Trust Agreement, dated as of December 1, 2002, among Structured
             Asset Securities Corporation, as Depositor, Aurora Loan Services
             Inc., as Master Servicer and JPMorgan Chase Bank, as Trustee.

99.1         Mortgage Loan Sale and Assignment Agreement, dated as of December
             1, 2002, between Lehman Brothers Bank, FSB, as Seller and
             Structured Asset Securities Corporation, as Purchaser.

99.2         Mortgage Loan Sale and Assignment Agreement, dated as of December
             1, 2002, between Lehman Capital, A Division of Lehman Brothers
             Holdings Inc., as Seller and Structured Asset Securities
             Corporation, as Purchaser.

99.3         Servicing Agreement, dated as of December 1, 2002, among Lehman
             Brothers Bank, FSB, Lehman Capital, A Division of Lehman Brothers
             Holdings Inc. and Aurora Loan Services Inc.

99.4 Reconstituted Servicing Agreement, dated as of December 1, 2002, among Cendant Mortgage Corporation and Lehman Brothers Bank, FSB

99.5 Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of February 1, 2002, among Lehman Brothers Bank, FSB, Cendant
             Mortgage Corporation and Bishop's Gate Residential Mortgage Trust
             (formerly known as Cendant Residential Mortgage Trust).